Access Power, Inc.

A Registration  Rights  Agreement with  substantially  the same terms as Exhibit
10.4 to the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1999 is not being separately filed. This agreement provided the Company with an additional fifteen days to file its registration statement after the closing of the securities purchase.